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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 10, 2006

                             Advanced Photonix, Inc
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          Delaware                      1-11056           33-0325836
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(STATE OR OTHER JURISDICTION          (COMMISSION       (IRS EMPLOYER
     OF INCORPORATION)                FILE NUMBER)      IDENTIFICATION NO.)

1240  Avenida Acaso, Camarillo, California 93012
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)

Registrant's telephone number, including area code: (805) 987-0146

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BY-LAWS; CHANGE IN FISCAL
           YEAR.

At a meeting held on March 10, 2006, the Board of Directors of Advanced Photonix, Inc., (the "Company") unanimously voted to change the Company's fiscal year end from the fourth Sunday in March of each year to March 31 of each year. The Company implemented this change in order to conform to industry standards and for certain administrative purposes. An additional five business days will be included in the company's financial report for the fiscal year ended March 31, 2006.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       ADVANCED PHOTONIX, INC.

                                       By: /s/ Richard Kurtz
                                          ------------------------------------
                                          Richard Kurtz, Chief Executive Officer

Dated:  March 14, 2006